UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Emerald Holding, Inc.

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000004    ENDORSEMENT_LINE_______  _______  SACKPACK_____________     MMMMMMMMMMMM    +    C  1234567890    MMMMMMM    Online  Go  to  www.envisionreports.com/EEX  or  scan  the  QR  code  —  login  details  are  located  in  the  shaded  bar  below.     Votes  submitted  electronically  must  be  received  by  May  13,  2020  at  11:00  A.M.,  Pacific  time.    Phone  Call  toll  free  1-800-652-VOTE  (8683)  within  the  USA,  US  territories  and  Canada    MMMMMMMMM   MR  A  SAMPLE  DESIGNATION  (IF  ANY)  ADD  1  ADD  2  ADD  3  ADD  4  ADD  5  ADD  6    AnnualMeetingNotice123456789012345 Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  Emerald  Holding,  Inc.  Annual  Meeting  to  be  Held  on  May  13,  2020.    Under  Securities  and  Exchange  Commission  rules,  you  are  receiving  this  notice  that  the  proxy  materials  for  the  annual  meeting  of  stockholders  are  available  on  the  Internet.  Follow  the  instructions  below  to  view  the  materials  and vote  online  or  request  a  copy.  The  items  to  be  voted  on  and  location  of  the  annual  meeting  are  on  the  reverse  side.  Your  vote  is  important!    This  communication  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  We  encourage  you  to  access  and  review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.  The  Proxy  Statement/Notice  of  Meeting  and  Annual  Report/10K  Wrap  are  available  at:    www.envisionreports.com/EEX Easy  Online  Access  —  View  your  proxy  materials  and  vote.    Step  1:  www.envisionreports.com/EEX.  Step  2:  Click  on  Cast  Your  Vote  or  Request  Materials.  Step  3:  Follow the  instructions  on  the  screen  to  log  in.  Step  4:  Make  your  selections  as  instructed  on  each  screen  for  your  delivery  preferences.  Step  5:  Vote  your  shares.    When  you  go  online,  you  can  also  help  the  environment  by  consenting  to  receive  electronic  delivery  of  future  materials.     Obtaining  a  Copy  of  the  Proxy  Materials  –  If  you  want  to  receive  a  copy  of  the  proxy  materials,  you  must  request  one.  There  is  no  charge  to  you  for  requesting  a  copy.  Please  make  your  request  as  instructed  on  the  reverse  side  on  or  before  April  27,  2020  to  facilitate  timely  delivery.    2NOT  COY  +    037DLD

Annual  Meeting  Notice    The  2020  Annual  Meeting  of  Stockholders  of  Emerald  Holding,  Inc.  will  be  held  on  Wednesday,  May  13,  2020  at  10:00  a.m.  Pacific  Time,  virtually  via  the  internet  at  www.meetingcenter.io/200454599.  To  access  the  virtual  meeting,  you  must  have  the  15  digit  number  that  is  printed  in  the  shaded  bar  located  on  the  reverse  side  of  this  form.  The  password  for  the  meeting  is  EEX2020.    Proposals  to  be  voted  on  at  the  meeting  are  listed  below  along  with  the  Board  of  Directors’  recommendations.    The  Board  of  Directors  recommend  a  vote  FOR  the  election  of  the  nominees  to  the  Board  of  Directors  and  FOR  Proposal  2:    1.  Election  of  Michael  Alicea,  Sally  Shankland,  Emmanuelle  Skala  as  Class  III  Directors until  the  Annual  Meeting  of  Stockholders  in  2023  or  until  their  respective  successors  are  duly  elected  and  qualified.  2.  Ratify  the  selection  of  PricewaterhouseCoopers  LLP  as  our  independent  registered  public  accounting  firm  for  the  year  ending  December  31,  2020.  PLEASE  NOTE  –  YOU  CANNOT  VOTE  BY  RETURNING  THIS  NOTICE.  To  vote  your  shares  you  must  go  online  or  request  a  paper  copy  of  the  proxy  materials  to  receive  a  proxy  card.  If  you  wish  to  attend  and  vote  at  the  meeting,  please  bring  this  notice  with  you.     Here’s  how  to  order  a  copy  of  the  proxy  materials  and  select  delivery  preferences:  Current  and  future  delivery  requests  can  be  submitted  using  the  options  below.  If  you  request  an  email  copy,  you  will  receive  an  email  with  a  link  to  the  current  meeting  materials.  PLEASE  NOTE:  You  must  use  the  number  in  the  shaded  bar  on  the  reverse  side  when  requesting  a  copy  of  the  proxy  materials.    —  Internet  –  Go  to  www.envisionreports.com/EEX.  Click  Cast  Your  Vote  or  Request  Materials.  —  Phone  –  Call  us  free  of  charge  at  1-866-641-4276.  —  Email  –  Send  an  email  to  investorvote@computershare.com  with  “Proxy  Materials  Emerald  Holding,  Inc.”  in  the  subject  line.  Include  your  full  name  and  address,  plus  the  number  located  in  the  shaded  bar  on  the  reverse  side,  and  state  that  you  want  a  paper  copy  of  the  meeting  materials.  To  facilitate  timely  delivery,  all  requests  for  a  paper  copy  of  proxy  materials  must  be  received  by  April  27,  2020.